                                                                    Exhibit 10.7

     TAX INDEMNIFICATION AGREEMENT, dated as of _______ __ , 2004, among
Greenhill & Co., Inc. (the "COMPANY"), Greenhill & Co. Cayman Limited ("SUB"),
the current and former members of Greenhill & Co. Holdings, LLC ("US LLC") and their respective partners and shareholders listed on Schedule I hereto (together the "US INDEMNITEES"), and the current and former partners of Greenhill & Co.
International LLP ("UK LLP") listed on Schedule II hereto (the "UK
INDEMNITEES," together with the US Indemnitees, the "INDEMNITEES").

     NOW, THEREFORE, the parties agree as follows:

     1. Definitions.

          (a) "AFFILIATE" means any entity that at any time prior to the date hereof was consolidated with the US LLC and/or the UK LLP for financial reporting purposes, and any other entity specified by the Company, in its sole discretion.

          (b) "COVERED PERIOD" means, with respect to an Indemnitee, any taxable year of the Indemnitee for which, as of the date hereof, a taxing authority is not precluded by the applicable statute of limitations from assessing a liability for Tax with respect to an Indemnifiable Item.

          (c) "INCREASED TAXES" means, with respect to each Indemnitee, an amount, determined by the Company in its sole discretion, equal to the excess of (i) the excess of Taxes payable by the Indemnitee in respect of
     Indemnifiable Items for all Covered Periods over the Taxes in respect of
     Indemnifiable Items reflected on Returns for all such periods as originally filed (or as amended prior to the date hereof) over (ii) the amount of any
     Tax benefits (including deductions, credits or refunds) estimated by the
     Company, in its sole discretion, to be available to such Indemnitee in any period as a result of any excess described in clause (i) of this definition; provided, however, that, unless otherwise determined by the
     Company, in its sole discretion, any adjustments arising from (I) an
     Indemnitee's individual circumstances and (II) correlative adjustments resulting from Returns as originally filed, shall not be taken into account in determining Increased Taxes.

          (d) "INDEMNIFIABLE ITEM" means, with respect to an Indemnitee, any item of income, gain, loss, deduction, credit or credit recapture directly relating to any activity of the US LLC, the UK LLP or any Affiliate undertaken in the ordinary course of such entity's trade or business and reflected in a Return of the US LLC, UK LLP or Affiliate, but only if the item is required to be reflected in a Return of such Indemnitee.

          (e) "RETURN" means any report, information statement, partnership account or return relating to, or required to be filed in connection with, any Tax.

          (f) "TAX" means any tax, including any interest, penalty or addition to tax, imposed by any taxing authority,

          (g) "TAX RATE" means, with respect to US Indemnitees, 40% or such other rate as the Company shall determine in its sole discretion as being the effective rate at which a plurality of the US Indemnitees will be subject to US federal, state and local income tax on the amounts paid by the Company pursuant to this Agreement, and with respect to UK Indemnities, such Tax Rate as the Company shall in its sole discretion determine, based on an estimation of the effective tax rate of such Indemnitees on any amount paid by the Company pursuant to this Agreement provided, however, that in any event (i) the same Tax Rate shall apply to all US Indemnitees and (ii) the same Tax Rate shall apply to all UK Indemnitees.

          (h) "TRIGGER AMOUNT" means with respect to an Indemnitee the amount specified by the Company in writing to such Indemnitee.

     2. Indemnity Obligation. (a) The Company, in the case of a US Indemnitee, or Sub, in the case of a UK Indemnitee, hereby agrees to indemnify each
Indemnitee against and to pay to, or on behalf of, each Indemnitee an amount equal to such Indemnitee's Increased Taxes.

          (b) If the Company determines, in its sole discretion, that the initial determination of Increased Taxes was incorrect (whether by reason of a subsequent examination by a Taxing authority or otherwise), the
     Company or Sub, as the case may be, shall make an additional payment to the
     Indemnitee or the Indemnitee shall make a payment to the Company or Sub, as the case may be, equal to the difference between (i) the payment previously made pursuant to Section 2(a) hereof and (ii) the payment that would have been made had such original determination included the correct determination of Increased Taxes. If more than one payment is to be made pursuant to this Section 2(b), the later payments shall take into account the effect of any prior payments.

          (c) After the Company or Sub has made payments (as adjusted pursuant to Section 2(b) hereof) to, or on behalf of, an Indemnitee in respect of
     Increased Taxes that equal the Trigger Amount for such Indemnitee, any payments made by the Company or Sub pursuant to this Agreement in respect of any additional Increased Taxes shall equal the product of (i) such additional Increased Taxes and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the Tax Rate.

          (d) Notwithstanding anything to the contrary contained herein, the
     Company or Sub, as the case may be, shall be permitted, but not required, to advance the full amount of Taxes immediately payable by an Indemnitee in circumstances in which the Increased Taxes are less than the initial Tax payment (e.g. because the Tax payment gives rise to a tax benefit in the same or subsequent years) provided that the Indemnitee provides an undertaking to repay such advance as and when such tax benefit is realized.
     Any such advance shall be in an amount equal to the excess of the initial
     Tax payment over the Increased Taxes for which the Indemnitee is indemnified hereunder, or such lesser amount as the Company or Sub shall determine in its sole discretion.

     3. Procedural Matters. (a) To the extent permitted by law, any Indemnitee hereby agrees to permit the Company's internal tax department (or, if the
Company elects, the Company's designee) to prepare such Indemnitee's personal income tax Returns (including any amended Returns) for all Covered Periods and, provided such Returns are true and accurate in all material respects, file such
Returns. The Indemnitee shall, if requested by the Company, pay to the Company the reasonable costs (including allocable internal costs) of preparing such
Returns. Nothing in this Agreement shall require the Company to prepare personal income tax Returns for any Indemnitee.

          (b) The Company (or its designee) shall, at the Company's expense, represent the US LLC, the UK LLP and each Affiliate in any examination of
     (or other proceeding relating to) a Return of the US LLC, UK LLP or
     Affiliate for all taxable years and, in the case of an Indemnitee, in any examination of (or other proceeding relating to) the Indemnitee's Returns for any Covered Period to the extent the examination relates to an
     Indemnifiable Item with respect to which the Company or Sub is required to indemnify the Indemnitee. Each Indemnitee shall, to the extent reasonably requested, promptly cooperate with the Company (or its designee) in such matters including, without limitation, by providing a duly executed
     Internal Revenue Service Form 2848 (or successor form) or similar form applicable for state, local, UK, or other Tax purposes.

          (c) To the extent permitted by law, the Company or Sub, as the case may be, may make all payments in respect of Taxes required to be made by them pursuant to this Agreement directly to the relevant taxing authority on behalf of the Indemnitee within the period prescribed by law. To the extent the Company or Sub, as the case may be, does not elect to make such
     Tax payments directly to the taxing authority, the Company or Sub, as the case may be, shall either make any required payments to the Indemnitee or deliver to the Indemnitee a check made out in the amount of the required payments payable to the applicable taxing authority, in either case within thirty (30) days of receiving notice that the Indemnitee has paid Increased
     Taxes.

          (d) To the extent permitted by law, each Indemnitee shall direct the relevant taxing authority to pay any refund in respect of Taxes for any
     Covered Period directly to the Company or Sub, as the case may be, and these refunds shall be credited against the Indemnitee's obligation to make payments to the Company or Sub under Sections 2(b)[, 2(d)] and 3(e) (or the gross amount shall be returned to the Indemnitee if the Indemnitee does not owe any amounts to the Company or Sub, as the case may be). The Indemnitee shall notify the Company or Sub within thirty (30) days of the receipt by such Indemnitee of a refund of Taxes in respect of any Indemnifiable Item for any Covered Period.

          (e) Any Indemnitee will forfeit any right to receive any payments under this Tax Indemnification Agreement (and promptly refund to the
     Company or Sub, as the case may be, any amounts previously paid by the
     Company or Sub, as the case may be, to, or on behalf of, such Indemnitee under this Agreement) if such Indemnitee (i) takes any action independent of the Tax Matters Partner (as defined in Section 6231(a)(7) of the
     Internal Revenue Code) or the Company on any examination or other proceeding in respect of a Return of the US LLC, UK LLP, or any Affiliate,
     (ii) takes any position in any Return or other Tax filing inconsistent with the position taken by the US LLC, UK LLP, any Affiliate, or the Company,
     (iii) fails to cooperate fully with the Company or the Tax Matters Partner in pursuing any contest or other proceeding in respect of Taxes or fails to permit the Company or the Tax Matters Partner to file amended returns on behalf of such Indemnitee, if so requested by the Company in accordance with Section 3 hereof, (iv) fails to provide the Company or its designee upon request with a duly executed Internal Revenue Service Form 2848 (or successor form) or similar form applicable for state, local, UK or other
     Tax purposes or (v) fails to notify the Company of the receipt of a refund of Taxes as required by Section 3(d) hereof that is material in amount.

          (f) Subject to Section 3(a) hereof, each Indemnitee agrees to promptly and timely file Returns which are required to be filed by such Indemnitee and which include any Indemnifiable Item, and to timely pay the Taxes shown as due on such Returns. To the extent permitted by law, each Indemnitee agrees to report any item on such Returns, and to take positions in any other Tax filings, in a manner consistent with the positions taken by the
     US LLC, UK LLP, or any Affiliate.

     4. Character of Payment. Any payments made pursuant to this Agreement shall be treated as adjustments to the consideration received upon the merger of US
LLC into the Company or upon the exchange of UK LLP interests for shares of Sub, unless a final determination is made by the relevant taxing authority to treat any such payment otherwise.

     5. Determinations. The Company shall make all determinations necessary to administer this Agreement including, without limitation, determinations of (i)
eligibility for payment, (ii) the amount of any payment to be made by the
Company or Sub and (iii) the amount of any refund to be paid to the Company or
Sub by an Indemnitee. Any such determinations by the Company shall, absent manifest error, be final, binding and conclusive on the Indemnitee.

     6. Arbitration. (a) Without diminishing the finality and conclusive effect of any determination by the Company of any matter under this Agreement which is provided herein to be determined by the Company, and subject to the provisions of paragraphs (b) and (c) below, any dispute, controversy or claim arising out of or relating to or concerning the provisions of this Agreement shall be finally settled by arbitration in New York City before, and in accordance with the rules then obtaining of, the New York Stock Exchange, Inc. (the "NYSE") or,
if the NYSE declines to arbitrate the matter, the American Arbitration
Association (the "AAA") in accordance with the commercial arbitration rules of the AAA.

          (b) Notwithstanding the provisions of Section 6(a), and in addition to its right to submit any dispute or controversy to arbitration, the Company may bring an action or special proceeding in a state or federal court of competent jurisdiction sitting in the City of New York, whether or not an arbitration proceeding has theretofore been or is ever initiated, for the purpose of temporarily, preliminarily, or permanently enforcing the provisions of this Agreement, or to enforce an arbitration award, and, for the purposes of this Section 6(b), each Indemnitee (i) expressly consents to the application of Section 6(c) to any such action or proceeding, (ii)
     agrees that proof will not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate and (iii) irrevocably appoints [ ] as the Indemnitee's agent for service of process in connection with any such action or proceeding, who shall promptly advise the Indemnitee of any such service of process.

          (c) (i) THE INDEMNITEE AND THE COMPANY HEREBY IRREVOCABLY SUBMIT TO
     THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE
     CITY OF NEW YORK OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR
     RELATING TO OR CONCERNING THIS AGREEMENT THAT IS NOT OTHERWISE ARBITRATED
     OR RESOLVED ACCORDING TO SECTION 6(a) HEREOF. This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. The Indemnitee and the Company acknowledge that the forum designated by this Section 6(c) has a reasonable relation to this Agreement, and to the Indemnitee's relationship to the Company. Notwithstanding the foregoing, nothing herein shall preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 6.

               (ii) The agreement of the Indemnitee and the Company as to forum is independent of the law that may be applied in the action, and the
          Indemnitee and the Company agree to such forum even if the forum may under applicable law choose to apply non-forum law. The Indemnitee and the Company hereby waive, to the fullest extent permitted by applicable law, any objection which the Indemnitee or the Company now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 6(c)(i). The Indemnitee and the Company
          undertake not to commence any action arising out of or relating to or concerning this Agreement in any forum other than a forum described in this Section 6(c). The Indemnitee and the Company agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding in any such court shall be conclusive and binding upon the Indemnitee and the Company.

     7. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the following address:

          Notice to the Company or Sub:

          Greenhill & Co., Inc.
          300 Park Avenue
          23rd Floor
          New York, NY 10022
          Attn:  Chief Financial Officer

          Notice to an Indemnitee:

          At the last address appearing on the Company's business records or as provided to the Company pursuant to Section 8 hereof.

     8. Indemnitee Addresses. Each Indemnitee hereby agrees to provide prompt notice to the Company of any change in the address and telephone and telecopy numbers of such Indemnitee.

     9. Entire Agreement. This Agreement represents the entire understanding between the Company, Sub and each Indemnitee with respect to the subject matter hereof and supersedes all prior negotiations among the parties hereto with respect to such subject matter.

     10. Company Guarantee. To the extent that Sub has insufficient funds to make any payment to a UK Indemnitee required to be made hereunder, the

Company shall, whether through a loan, capital contribution, share subscription or otherwise, put Sub in a position in which it is able to may such payment.

     11. Amendments. The Company will be permitted to amend this Agreement in any respect, so long as such amendment does not materially adversely affect the amount which an Indemnitee is entitled to receive from the Company pursuant to this Agreement.

     12. Miscellaneous. (a) This Agreement shall inure solely to the benefit of the Indemnitees and their respective heirs, executors, administrators and successors, and no other person shall acquire or have any right under or by virtue of this Agreement.

          (b) This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

          (c) If any provision of this Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

     13. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company and each Indemnitee have executed this
Agreement as of the day and year first above written.

                                      GREENHILL & CO., INC.

                                      By:
                                         --------------------------------
                                         Name:
                                         Title:

                                      GREENHILL & CO. CAYMAN LIMITED

                                      By:
                                         --------------------------------
                                         Name:
                                         Title:

                                      GREENHILL FAMILY LIMITED PARTNERSHIP

                                      By:
                                         --------------------------------
                                         Name:
                                         Title:

                                      By:
                                         --------------------------------
                                         Sarah B. Wildasin

                                      By:
                                         --------------------------------
                                         Robert F. Greenhill, Jr.

                                      By:
                                         --------------------------------
                                         Mary B. Greenhill

                                      RIVERSVILLE AIRCRAFT CORPORATION II

                                      By:
                                         --------------------------------
                                         Name:
                                         Title:

                                      By:
                                         --------------------------------
                                         Robert F. Greenhill

                                      By:
                                         --------------------------------
                                         Peter C. Krause

                                      By:
                                         --------------------------------
                                         Timothy M. George

                                      By:
                                         --------------------------------
                                         Scott L. Bok

                                      By:
                                         --------------------------------
                                         Robert H. Niehaus

                                      By:
                                         --------------------------------
                                         Michael A. Kramer

                                      By:
                                         --------------------------------
                                         Bradley A. Robins

                                      By:
                                         --------------------------------
                                         Jeffrey F. Buckalew

                                       By:
                                          --------------------------------
                                          Timothy M. Dwyer

                                       By:
                                          --------------------------------
                                          John Liu

                                       By:
                                          --------------------------------
                                          Harold J. Rodriguez, Jr.

                                       By:
                                          --------------------------------
                                          Gregory Randolph

                                       By:
                                          --------------------------------
                                          Gregory Miller

                                       By:
                                          --------------------------------
                                          Harvey Miller

                                       By:
                                          --------------------------------
                                          Frank Pottow

                                       By:
                                          --------------------------------
                                          Jeffrey Williams

                                       By:
                                          --------------------------------
                                          Simon Borrows

                                       By:
                                          --------------------------------
                                          James Lupton

                                       10

                                       By:
                                          --------------------------------
                                          Colin Roy

                                       By:
                                          --------------------------------
                                          David Wyles

                                       By:
                                          --------------------------------
                                          Brian Cassin

                                       By:
                                          --------------------------------
                                          Lord James Blyth of Rowington

                                       By:
                                          --------------------------------
                                          Richard Morse

                                       11

                                                                      SCHEDULE I

                                 US INDEMNITEES

Robert F. Greenhill
Greenhill Family Limited Partnership
Sarah B. Wildasin
Robert F. Greenhill, Jr.
Mary B. Greenhill
Riversville Aircraft Corporation II
Peter C. Krause
Timothy M. George
Scott L. Bok
Robert H. Niehaus
Michael A. Kramer
Bradley A. Robins
Jeffrey F. Buckalew
Timothy M. Dwyer
John Liu
Harold J. Rodriguez, Jr.
Gregory Randolph
Gregory Miller
Harvey Miller
Frank Pottow
Jeffrey Williams

                                       12

                                                                     SCHEDULE II

                                 UK INDEMNITEES

Simon Borrows
James Lupton
Colin Roy
David Wyles
Brian Cassin
Lord James Blyth of Rowington
Richard Morse

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